VIRTUS KAR SMALL-MID CAP CORE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—99.6%
Consumer Discretionary—16.2%
Bright Horizons Family Solutions, Inc.(1)	255,231	$ 21,572
Pool Corp.	136,963	48,106
Rollins, Inc.	707,827	24,717
SiteOne Landscape Supply, Inc.(1)	311,318	37,006
Thor Industries, Inc.	453,244	33,871
		165,272

Financials—13.9%
Berkley (W.R.) Corp.	863,620	58,951
Interactive Brokers Group, Inc. Class A	551,536	30,340
LPL Financial Holdings, Inc.	280,890	51,818
		141,109

Health Care—15.1%
Charles River Laboratories International, Inc.(1)	196,957	42,143
Chemed Corp.	63,173	29,653
Cooper Cos., Inc. (The)	128,200	40,142
Elanco Animal Health, Inc.(1)	1,039,263	20,400
Globus Medical, Inc. Class A(1)	374,762	21,039
		153,377

Industrials—25.9%
Allegion plc	319,262	31,256
Copart, Inc.(1)	343,123	37,284
Equifax, Inc.	202,507	37,014
Exponent, Inc.	427,148	39,071
Fair Isaac Corp.(1)	51,173	20,515
Lennox International, Inc.	134,600	27,807
Nordson Corp.	207,798	42,067
Watsco, Inc.	121,929	29,119
		264,133

Information Technology—25.3%
ANSYS, Inc.(1)	83,086	19,882
Aspen Technology, Inc.(1)	132,899	24,411
Bentley Systems, Inc. Class B	1,244,099	41,428
	Shares	Value

Information Technology—continued
Dolby Laboratories, Inc. Class A	354,785	$ 25,388
Jack Henry & Associates, Inc.	166,429	29,961
Teledyne Technologies, Inc.(1)	89,850	33,704
Teradyne, Inc.	432,470	38,728
Zebra Technologies Corp. Class A(1)	150,608	44,271
		257,773

Materials—3.2%
Scotts Miracle-Gro Co. (The)	409,354	32,335
Total Common Stocks (Identified Cost $1,112,579)		1,013,999

Total Long-Term Investments—99.6% (Identified Cost $1,112,579)		1,013,999

Short-Term Investment—1.0%
Money Market Mutual Fund—1.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.351%)(2)	9,636,827	9,637
Total Short-Term Investment (Identified Cost $9,637)		9,637

TOTAL INVESTMENTS—100.6% (Identified Cost $1,122,216)		$1,023,636
Other assets and liabilities, net—(0.6)%		(5,774)
NET ASSETS—100.0%		$1,017,862

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,013,999	$1,013,999
Money Market Mutual Fund	9,637	9,637
Total Investments	$1,023,636	$1,023,636
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Schedule of Investments

VIRTUS KAR Small-Mid Cap Core Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
    Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
 Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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